SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2001


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-1185                   41-0274440
------------------------             ------------            -------------------
(State of Incorporation)             (Commission               (IRS Employer
                                     File Number)            Identification No.)


Number One General Mills Boulevard
      Minneapolis, Minnesota                                       55426
      (Mail:  P.O. Box 1113)                                   (Mail:  55440)
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         As reported on Form 8-K filed on November 2, 2001, General Mills, Inc. (the "Company") completed the acquisition from Diageo plc ("Diageo") of Diageo's worldwide Pillsbury operations effective October 31, 2001. The acquisition was effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 16, 2000, by and among the Company, General Mills North American Businesses, Inc. ("Merger Sub"), Diageo and The Pillsbury Company ("Pillsbury"), as amended by First Amendment thereto, dated as of April 12, 2001, and as further amended by Second Amendment thereto (the "Second Amendment"), dated as of October 31, 2001. Pursuant to the terms of the Merger Agreement, on October 31, 2001, (a) Merger Sub was merged with and into Pillsbury (the "Merger"), upon which Pillsbury became a wholly owned subsidiary of the Company, (b) Gramet Holdings Corp., a wholly owned subsidiary of Diageo ("Gramet"), received merger consideration of 134 million shares of Common Stock, par value $0.10 per share, of the Company ("Common Stock") and $2,785,357,769 of cash and (c) certain subsidiaries of the Company purchased certain Pillsbury-related entities from subsidiaries of Diageo for an aggregate cash purchase price of $810,327,004. In addition, the Pillsbury companies retained $234,315,227 of debt as of the closing.

         As contemplated by the Merger Agreement, at the effective time of the Merger, the Company, Diageo and Gramet entered into a Stockholders Agreement (the "Stockholders Agreement"). On November 1, 2001, Gramet notified the Company of its irrevocable election to exercise Gramet's right under the Stockholders Agreement to require the Company to purchase from Gramet 55 million shares of Common Stock at a price of $42.14 per share.

         This Form 8-K/A amends the Company's current report on Form 8-K filed on November 2, 2001 (as previously amended by Form 8-K/A filed November 5, 2001) to include (i) the audited combined financial statements of The Pillsbury Company as required by Item 7(a) and (ii) the pro forma financial information required by Item 7(b).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         The following audited combined financial statements of The Pillsbury Company, Subsidiaries and Related Entities are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A:

                  (i)      Independent Auditors' Report;

                  (ii)     Combined Balance Sheets as of June 30, 2001 and 2000;

                  (iii) Combined Statements of Operations for the years ended June 30, 2001, 2000 and 1999;

                  (iv) Combined Statements of Stockholders' Deficit and Comprehensive Income (Loss) for the years ended June 30, 2001, 2000 and 1999;

                  (v) Combined Statements of Cash Flows for the years ended June 30, 2001, 2000 and 1999; and

                  (vi)     Notes to Combined Financial Statements.

         (b)      Pro Forma Financial Information.

         The following pro forma financial information is filed herewith as
Exhibit 99.2 to this Current Report on Form 8-K/A:

                  (i)      Introduction to Unaudited Pro forma Financial
                           Information;
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                  (ii)     Unaudited Pro Forma Combined Balance Sheet as of
                           August 26, 2001, together with notes thereto;

                  (iii) Unaudited Pro Forma Combined Statements of Earnings for the 13 weeks ended August 26, 2001 and year ended May 27, 2001, together with notes thereto.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  23.1     Consent of KPMG LLP

                  99.1 Audited Combined Financial Statements of The Pillsbury Company, Subsidiaries and Related Entities as of June 30, 2001 and 2000 and for each of the years ended June 30, 2001, 2000 and 1999, with Independent Auditors' Report thereon.

                  99.2 Unaudited Pro Forma Financial Information as of August 26, 2001 and for the 13 weeks ended August 26, 2001 and year ended May 27, 2001.


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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 11, 2002

                                               GENERAL MILLS , INC.


                                               By: /s/ Siri S. Marshall
                                                   -----------------------------
                                                   Name:  Siri S. Marshall
                                                   Title: Senior Vice President,
                                                          General Counsel


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                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

23.1     Consent of KPMG LLP

99.1 Audited Combined Financial Statements of The Pillsbury Company, Subsidiaries and Related Entities as of June 30, 2001 and 2000 and for each of the years ended June 30, 2001, 2000 and 1999, with Independent Auditors' Report thereon.

99.2 Unaudited Pro Forma Financial Information as of August 26, 2001 and for the 13 weeks ended August 26, 2001 and year ended May 27, 2001.